United States

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2025

Merchants Bancorp

(Exact Name of Registrant as Specified in its Charter)

Indiana	001-38258	20-5747400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 Monon Boulevard
Carmel, Indiana 46032
(Address of Principal Executive Offices) (Zip Code)

(317) 569-7420

(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	MBIN	NASDAQ
Depositary Shares, each representing a 1/40th interest in a share of Series C Preferred Stock, without par value	MBINN	NASDAQ
Depositary Shares, each representing a 1/40th interest in a share of Series D Preferred Stock, without par value	MBINM	NASDAQ
Depositary Shares, each representing a 1/40th interest in a share of Series E Preferred Stock, without par value	MBINL	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Merchants Bancorp (the “Company”) held its Annual Meeting of Shareholders on May 15, 2025. Matters voted upon by holders of the Company’s common stock were:

(1)	election of eleven (11) directors to the Company’s Board of Directors;

(2)	a non-binding, advisory vote on the compensation of the Company’s named executive officers; and

(3)	ratification of the appointment of Forvis Mazars, LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025.

The final number of votes cast for, against, or withheld, as well as the number of abstentions and broker non-votes, for each matter are detailed below.

1.	Election of eleven (11) members to the Company’s Board of Directors to serve until the Company’s 2026 annual meeting of shareholders and until his or her successor has been duly elected and qualified, or until his or her earlier resignation, removal, or death:

Director Nominee	For	Withheld	Broker Non-Votes
Michael F. Petrie	39,962,813	456,688	2,027,574
Randall D. Rogers	38,945,511	1,473,990	2,027,574
Tamika D. Catchings	35,562,435	4,857,066	2,027,574
Thomas W. Dinwiddie	39,052,973	1,366,528	2,027,574
Michael J. Dunlap	39,942,127	477,374	2,027,574
Scott A. Evans	39,942,007	477,494	2,027,574
Sue Anne Gilroy	35,562,479	4,857,022	2,027,574
Andrew A. Juster	35,561,764	4,857,737	2,027,574
Patrick D. O’Brien	35,542,799	4,876,702	2,027,574
Anne E. Sellers	30,841,565	9,577,936	2,027,574
Davie N. Shane	35,563,045	4,856,456	2,027,574

2.	A non-binding, advisory vote on the compensation of the Company’s named executive officers.

For	Against	Abstentions	Broker Non-Votes
35,179,573	3,025,735	2,214,193	2,027,574

3.	Ratification of the appointment of Forvis Mazars, LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025.

For	Against	Abstentions	Broker Non-Votes
42,400,698	12,607	33,770	0

Item 8.01 Other Events.

On May 15, 2025, the Company issued a press release announcing that the Company’s Board of Directors declared the following quarterly cash dividends:

•	$0.10 per share on the Company’s outstanding shares of its common stock;

•	$15.00 per share (equivalent to $0.375 per depositary share) on the Company’s outstanding shares of its 6% Series C preferred stock;

•	$20.625 per share (equivalent to $0.5156 per depositary share) on the Company’s outstanding shares of its 8.25% Series D preferred stock; and

•	$19.06 per share (equivalent to $0.4765 per depositary share) on the Company’s outstanding shares of its 7.625% Series E preferred stock.

Each of the dividends are payable on July 1, 2025 to shareholders of record on June 13, 2025.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated May 15, 2025 issued by Merchants Bancorp.
104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCHANTS BANCORP

Date: May 15, 2025	By:	/s/ Terry Oznick
Name: Terry Oznick
Title: General Counsel and Secretary